UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2005

_______________________

CPI HOLDCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-11386-04	75-3142681
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

811 Hansen Way
Palo Alto, California		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 846-2900

N/A
(Former name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.      Other Events

     The information set forth in our press release dated February 4, 2005 regarding our proposed private placement of floating rate senior notes, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated February 4, 2005, issued by CPI Holdco, Inc.

SIGNATURE

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI HOLDCO, INC.
(Registrant)

Date: February 4, 2005	By : /s/ Joel A. Littman
Joel A. Littman
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release dated February 4, 2005, issued by CPI Holdco, Inc.